   M  A  C  K  -  C  A  L  I     R  E  A  L  T  Y     C  O  R  P  O  R  A  T  I  O  N

NEWS RELEASE

For Immediate Release

Contact:	Anthony Krug Chief Accounting Officer and Acting Chief Financial Officer Mack-Cali Realty Corporation (732) 590-1000	Ilene Jablonski Vice President of Marketing Mack-Cali Realty Corporation (732) 590-1000

MACK-CALI REALTY CORPORATION
ANNOUNCES FIRST QUARTER RESULTS

Edison, New Jersey—April 24, 2014—Mack-Cali Realty Corporation (NYSE: CLI) today reported its results for the first quarter 2014.

Recent highlights include:

-	Reported funds from operations excluding certain items of $0.46 per diluted share;

-	Reported net loss excluding certain items of $(0.01) per diluted share;

-	Acquired Andover Place, a 220-unit multi-family property in Massachusetts for approximately $37.7 million;

-	Entered into agreements to sell 15 office properties, aggregating 2.3 million square feet, in northern New Jersey, New York and Connecticut for approximately $230.8 million; and

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Reported FFO of $0.30 per diluted share and net loss of $(0.17) per diluted share including certain costs associated with unusual winter electric rates and EVP severance aggregating $0.16 per diluted share.

FINANCIAL HIGHLIGHTS

Funds from operations (FFO) for the quarter ended March 31, 2014 amounted to $30.1 million, or $0.30 per share.

Net loss to common shareholders for the first quarter 2014 equaled $15.3 million, or $0.17 per share.

Included in net income and FFO for the first quarter 2014 was $4.8 million or $0.05 per share related to the net effect of unusual electricity rate spikes and $11.0 million or $0.11 per share related to EVP severance costs.

All per share amounts presented above are on a diluted basis.

Mitchell E. Hersh, president and chief executive officer, commented, “Despite the challenging market environment for suburban office properties and unprecedented winter weather conditions that directly impacted our first quarter results, we continue to execute on our transformational strategy. We have successfully capitalized on opportunities to advance our diversification into the multi-family sector, positioning Mack-Cali for renewed growth and success. Our recent multi-family acquisition in Andover, Massachusetts, is a perfect example of such an opportunity. As we move forward, we remain focused on building an even stronger company to generate long-term value for shareholders.”

Total revenues for the first quarter 2014 were $169.6 million.

The Company had 88,630,146 shares of common stock, and 11,518,069 common operating partnership units outstanding as of March 31, 2014. The Company had a total of 100,148,215 common shares/common units outstanding at March 31, 2014.

As of March 31, 2014, the Company had total indebtedness of approximately $2.2 billion, with a weighted average annual interest rate of 5.54 percent.

The Company had a debt-to-undepreciated assets ratio of 38.8 percent at March 31, 2014. The Company had an interest coverage ratio of 2.0 times for the quarter ended March 31, 2014.

ACQUISITIONS

In April 2014, the Company acquired Andover Place at 650 Bulfinch Drive in Andover, Massachusetts. The 220-unit, multi-family property was acquired for a purchase price of approximately $37.7 million. The luxury community consists of studio, one-, two-, and three-bedroom units, as well as three-bedroom duplexes. The property is 94 percent leased.

SALES

In March 2014, the Company entered into an agreement to sell its 249,409 square foot office property located at 22 Sylvan Way in Parsippany, New Jersey for approximately $96.6 million. The Company completed the sale of the property on April 23, 2014.

In February 2014, the Company entered into agreements to form various joint ventures with Keystone Property Group to facilitate the sale of 15 of Mack-Cali's office buildings located in northern New Jersey, New York and Connecticut. Pursuant to the agreements, the portfolio, which totals approximately 2.3 million square feet, will be sold for approximately $230.8 million, including $201.7 million in cash with the balance in the form of senior and subordinated equity.

Through its partnerships with Keystone, Mack-Cali will participate in management and construction fees for the portfolio and a percentage of value creation above certain hurdle rates, and retain a senior pari-passu equity position at three of the properties located in Elmsford, New York. As part of the transaction, Mack-Cali and Keystone will jointly provide leasing representation for the portfolio. The consummation of the transaction between Mack-Cali and Keystone is subject to customary due diligence.

In 2012 and 2013, the Company sold to Keystone 20 office properties and three land parcels located in suburban Philadelphia submarkets in similar type transactions.

LEASING INFORMATION

Mack-Cali’s consolidated commercial in-service portfolio was 83.6 percent leased at March 31, 2014 as compared to 86.1 percent leased at December 31, 2013. The percent leased at March 31, 2014 includes the effects of the lease expirations that had been anticipated of Morgan Stanley & Co. and Credit Suisse (USA) at Harborside in Jersey City aggregating 371,000 square feet.

For the quarter ended March 31, 2014, the Company executed 102 leases at its consolidated in-service portfolio totaling 645,041 square feet, consisting of 497,810 square feet of office space, 93,531 square feet of office/flex space and 53,700 square feet of industrial/warehouse space. Of these totals, 220,288 square feet were for new leases and 424,753 square feet were for lease renewals and other tenant retention transactions.

Highlights of the quarter’s leasing transactions include:

NORTHERN NEW JERSEY:
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Summit Risk Management, Inc., a Summit Financial Resources company and provider of financial planning and wealth management services, renewed 36,470 square feet at 4 Campus Drive in Parsippany. The 147,475 square-foot office building, located in Mack-Cali Business Campus, is 77 percent leased.

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Pacira Pharmaceuticals, Inc., a specialty pharmaceutical company, relocated and expanded into 27,581 square feet at 5 Sylvan Way in Parsippany. The 151,383 square-foot office building, also located in Mack-Cali Business Campus, is 77.5 percent leased.

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Dialogic Inc., communications consultants, signed a new lease for 25,823 square feet at 4 Gatehall Drive in Parsippany. The 248,480 square-foot office building, also located in Mack-Cali Business Campus, is 85.9 percent leased.

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Canare Corporation of America, a manufacturer of electronic cable, connectors, assemblies, and patch panels for broadcast, audio, and video, renewed 16,331 square feet at 45 Commerce Way in Totowa. The 51,207 square-foot office/flex building, located in Mack-Cali Commercenter, is 100 percent leased.

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Annin & Co., Inc., a flag manufacturer, renewed 15,636 square feet at 105 Eisenhower Parkway in Roseland. The 220,000 square-foot office building, located in Eisenhower/280 Corporate Center, is 51.7 percent leased.

CENTRAL NEW JERSEY:
-	Jersey Central Power and Light Company renewed 52,934 square feet at One River Centre, 331 Newman Springs Road, Building III in Red Bank.

-	Also at One River Centre, Building III, FirstEnergy Service Company, a diversified energy company, renewed 17,497 square feet. The 194,518 square-foot office building is 100 percent leased.

WESTCHESTER COUNTY, NEW YORK:
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Clancy Cullen Moving & Storage Co., Inc. signed a new lease for 46,000 square feet at 4 Warehouse Lane in Elmsford. The 195,500 square-foot industrial/warehouse building, located in Elmsford Distribution Center, is 97 percent leased.

CONNECTICUT:
-
World Wrestling Entertainment, Inc., a media and entertainment organization, signed transactions totaling 24,547 square feet at Soundview Plaza, 1266 East Main Street in Stamford, consisting of a 20,700 square-foot renewal and a 3,847 square-foot expansion. The 179,260 square-foot office building is 81.4 percent leased.

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J.B. Moving Services, Inc., a full service provider of residential, commercial, and International relocations, containerized and self storage, signed a new lease for 18,100 square feet at 650 West Avenue in Stamford.  The 40,000 square-foot office/flex building, located in Stamford Executive Park, is 100 percent leased.

MARYLAND:
-	The U.S. General Services Administration (GSA) renewed its lease for the entire 38,690 square-foot office building at 9200 Edmonston Road, which is located in Capital Office Park in Greenbelt.

Included in the Company’s Supplemental Operating and Financial Data for the first quarter 2014 are schedules highlighting the leasing statistics for both the Company’s consolidated and joint venture properties.

The supplemental information is available on Mack-Cali’s website, as follows:
http://www.mack-cali.com/file-uploads/1st.quarter.sp.14.pdf

ADDITIONAL INFORMATION

The Company expressed comfort with net income and FFO per diluted share for the full year 2014, as follows:

	Full Year
	2014 Range
Net (loss) available to common shareholders	$(0.28)	-	$(0.18)
Add: Real estate-related depreciation and amortization		1.90
Funds from operations	$1.62	-	$1.72

These estimates reflect management’s view of current market conditions and certain assumptions with regard to rental rates, occupancy levels and other assumptions/projections. Actual results could differ from these estimates.

An earnings conference call with management is scheduled for today, April 24, 2014 at 10:00 a.m. Eastern Time, which will be broadcast live via the Internet at:
http://phoenix.corporate-ir.net/phoenix.zhtml?p=irol-eventDetails&c=96021&eventID=5131219

The live conference call is also accessible by calling (719) 325-2244 and requesting the Mack-Cali conference call.

The conference call will be rebroadcast on Mack-Cali’s website at http://www.mack-cali.com beginning at 2:00 p.m. Eastern Time on April 24, 2014 through May 1, 2014.

A replay of the call will also be accessible during the same time period by calling (719) 457-0820 and using the pass code 7568832.

Copies of Mack-Cali’s Form 10-Q and Supplemental Operating and Financial Data are available on Mack-Cali’s website, as follows:

First Quarter 2014 Form 10-Q:
http://www.mack-cali.com/file-uploads/1st.quarter.10q.14.pdf

First Quarter 2014 Supplemental Operating and Financial Data:
http://www.mack-cali.com/file-uploads/1st.quarter.sp.14.pdf

In addition, these items are available upon request from:
Mack-Cali Investor Relations Department
343 Thornall Street, Edison, New Jersey 08837-2206
(732) 590-1000 ext. 1143

INFORMATION ABOUT FFO

Funds from operations (“FFO”) is defined as net income (loss) before noncontrolling interest of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from extraordinary items, sales of depreciable rental property, and impairments related to depreciable rental property, plus real estate-related depreciation and amortization. The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that as FFO per share excludes the effect of depreciation, gains (or losses) from sales of properties and impairments related to depreciable rental property (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs.

FFO per share should not be considered as an alternative to net income available to common shareholders per share as an indication of the Company’s performance or to cash flows as a measure of liquidity.  FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”). A reconciliation of net income per share to FFO per share is included in the financial tables accompanying this press release.

ABOUT THE COMPANY

Mack-Cali Realty Corporation is a fully integrated, self-administered, self-managed real estate investment trust (REIT) providing management, leasing, development, construction and other tenant-related services for its class A real estate portfolio. Mack-Cali owns or has interests in 279 properties, consisting of 266 office and office/flex properties totaling approximately 30.8 million square feet and 13 multi-family rental properties containing approximately 3,900 residential units, all located in the Northeast. The properties enable the Company to provide a full complement of real estate opportunities to its diverse base of commercial and residential tenants.

Additional information on Mack-Cali Realty Corporation and the commercial real estate properties and multi-family residential communities available for lease can be found on the Company’s website at www.mack-cali.com.

The information in this press release must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the “10-Q”) filed by the Company for the same period with the Securities and Exchange Commission (the “SEC”) and all of the Company’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein. Investors may not rely on the press release without reference to the 10-Q and the Public Filings.

Statements made in this press release may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “should,” “expect,” “anticipate,” “estimate,” “continue,” or comparable terminology. Such forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate, and involve factors that may cause actual results to differ materially from those projected or suggested. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Disclosure Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Reports on Form 10-K, as may be supplemented or amended by the Company's Quarterly Reports on Form 10-Q, which are incorporated herein by reference. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

Mack-Cali Realty Corporation
Consolidated Statements of Operations
(in thousands, except per share amounts) (unaudited)

	Three Months Ended
	March 31,
REVENUES	2014	2013
Base rents	$134,051	$133,623
Escalations and recoveries from tenants	25,568	19,488
Construction services	-	8,226
Real estate services	6,692	6,443
Parking income	2,114	1,392
Other income	1,171	1,741
Total revenues	169,596	170,913

EXPENSES
Real estate taxes	24,351	21,649
Utilities	28,281	16,288
Operating services	29,222	25,308
Direct construction costs	-	7,825
Real estate services expenses	6,709	4,953
General and administrative	22,881	11,973
Depreciation and amortization	44,985	43,348
Total expenses	156,429	131,344
Operating income	13,167	39,569

OTHER (EXPENSE) INCOME
Interest expense	(29,946)	(29,869)
Interest and other investment income	386	6
Equity in earnings (loss) of unconsolidated joint ventures	(1,235)	(1,750)
Total other (expense) income	(30,795)	(31,613)
Income (loss) from continuing operations	(17,628)	7,956
Discontinued operations:
Income from discontinued operations	-	5,133
Total discontinued operations	-	5,133
Net income (loss)	(17,628)	13,089
Noncontrolling interest in consolidated joint ventures	322	62
Noncontrolling interest in Operating Partnership	2,008	(973)
Noncontrolling interest in discontinued operations	-	(622)
Net income (loss) available to common shareholders	$(15,298)	$11,556

Basic earnings per common share:
Income (loss) from continuing operations	$(0.17)	$0.08
Discontinued operations	-	0.05
Net income (loss) available to common shareholders	$(0.17)	$0.13

Diluted earnings per common share:
Income (loss) from continuing operations	$(0.17)	$0.08
Discontinued operations	-	0.05
Net income (loss) available to common shareholders	$(0.17)	$0.13

Basic weighted average shares outstanding	88,289	87,669

Diluted weighted average shares outstanding	99,876	99,849

Mack-Cali Realty Corporation
Statements of Funds from Operations
(in thousands, except per share/unit amounts) (unaudited)

	Three Months Ended
	March 31,
	2014	2013
Net income (loss) available to common shareholders	$(15,298)	$11,556
Add (deduct): Noncontrolling interest in Operating Partnership	(2,008)	973
Noncontrolling interest in discontinued operations	-	622
Real estate-related depreciation and amortization on
continuing operations (a)	47,448	46,432
Real estate-related depreciation and amortization
on discontinued operations	-	3,453
Funds from operations available to common shareholders (b)	$30,142	$63,036

Diluted weighted average shares/units outstanding (c)	99,876	99,849

Funds from operations per share/unit-diluted	$0.30	$0.63

Dividends declared per common share	$0.30	$0.45

Dividend payout ration:
Funds from operations-diluted	99.40%	71.28%

Supplemental Information:
Non-incremental revenue generating capital expenditures:
Building improvements	$2,469	$4,916
Tenant imporvements and leasing commissions (d)	$6,787	$14,182
Straight-line rent adjustments (e)	$3,079	$6,547
Amortization of (above)/below market lease intangibles, net (f)	$268	$566
Net effect of unusual electricity rate spikes (g)	$4,845	-
EVP severance costs (h)	$11,044	-

(a)
Includes the Company’s share from unconsolidated joint ventures of $2,557 and $3,154 for the three months ended March 31, 2014 and 2013, respectively. Excludes non-real estate-related depreciation and amortization of $93 and $70 for the three months ended March 31, 2014 and 2013, respectively.

(b)
Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). For further discussion, see “Information about FFO” in this release.

(c)
Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (11,587 and 12,098 shares for the three months ended March 31, 2014 and 2013, respectively), plus dilutive Common Stock Equivalents (i.e. stock options).

(d)	Excludes expenditures for tenant spaces that have not been owned for at least a year or were vacant for more than a year.
(e)	Includes the Company’s share from unconsolidated joint ventures of $(52) and $(14) for the three months ended March 31, 2014 and 2013, respectively.
(f)	Includes the Company’s share from unconsolidated joint ventures of $124 and $167 for the three months ended March 31, 2014 and 2013, respectively.
(g)	Approximately $10 million in utilities expense, net of approximately $5 million in escalations and recoveries from tenants related to such costs.
(h)	Included in general and administrative expense.

Mack-Cali Realty Corporation
Statements of Funds from Operations per Diluted Share
(amounts are per diluted share, except share count in thousands) (unaudited)

	Three Months Ended
	March 31,
	2014	2013
Net income (loss) available to common shareholders	$(0.17)	$0.13
Add: Real estate-related depreciation and amortization on
continuing operations (a)	0.48	0.47
Real estate-related depreciation and amortization
on discontinued operations	-	0.03
Noncontrolling interest/rounding adjustment	(0.01)	-
Funds from operations (b)	$0.30	$0.63

Add: Net effect of unusual electricity rate spikes	$0.05	-
EVP severance costs	0.11	-
FFO excluding certain items	$0.46	$0.63

Diluted weighted average shares/units outstanding (c)	99,876	99,849

(a)	Includes the Company’s share from unconsolidated joint ventures of $0.03 and $0.03 for the quarters ended March 31, 2014 and 2013, respectively.
(b)
Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT) definition. For further discussion, see “Information About FFO” in this release.

(c)
Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (11,587 and 12,098 shares for the quarters ended March 31, 2014 and 2013, respectively), plus dilutive Common Stock Equivalents (i.e. stock options).

Mack-Cali Realty Corporation
Consolidated Balance Sheets
(in thousands, except per share amounts) (unaudited)

	March 31,	December 31,
Assets	2014	2013
Rental property
Land and leasehold interests	$736,058	$750,658
Buildings and improvements	3,884,320	3,915,800
Tenant improvements	432,279	456,003
Furniture, fixtures and equipment	9,116	7,472
	5,061,773	5,129,933
Less – accumulated depreciation and amortization	(1,396,795)	(1,400,988)
	3,664,978	3,728,945
Rental property held for sale, net	51,161	-
Net investment in rental property	3,716,139	3,728,945
Cash and cash equivalents	58,734	221,706
Investments in unconsolidated joint ventures	179,656	181,129
Unbilled rents receivable, net	139,218	136,304
Deferred charges, goodwill and other assets	228,730	218,519
Restricted cash	20,620	19,794
Accounts receivable, net of allowance for doubtful accounts
of $1,962 and $2,832	11,246	8,931

Total assets	$4,354,343	$4,515,328

Liabilities and Equity
Senior unsecured notes	$1,416,843	$1,616,575
Revolving credit facility	70,000	-
Mortgages, loans payable and other obligations	745,444	746,191
Dividends and distributions payable	30,145	29,938
Accounts payable, accrued expenses and other liabilities	147,357	121,286
Rents received in advance and security deposits	50,175	53,730
Accrued interest payable	23,259	29,153
Total liabilities	2,483,223	2,596,873
Commitments and contingencies

Equity:
Mack-Cali Realty Corporation stockholders’ equity:
Common stock, $0.01 par value, 190,000,000 shares authorized,
88,630,146 and 88,247,591 shares outstanding	886	882
Additional paid-in capital	2,546,233	2,539,326
Dividends in excess of net earnings	(939,837)	(897,849)
Total Mack-Cali Realty Corporation stockholders’ equity	1,607,282	1,642,359

Noncontrolling interests in subsidiaries:
Operating Partnership	208,877	220,813
Consolidated joint ventures	54,961	55,283
Total noncontrolling interests in subsidiaries	263,838	276,096

Total equity	1,871,120	1,918,455

Total liabilities and equity	$4,354,343	$4,515,328